---------------------------------------------------
COLONIAL MINNESOTA TAX-EXEMPT FUND    Annual report
---------------------------------------------------

[GRAPHIC OMITTED]

January 31, 1998

---------------------------
Not FDIC  May Lose Value
Insured   No Bank Guarantee
---------------------------

--------------------------------------------------------------------------------

                  COLONIAL MINNESOTA TAX-EXEMPT FUND HIGHLIGHTS
                       FEBRUARY 1, 1997 - JANUARY 31, 1998

Investment Objective: Colonial Minnesota Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Minnesota state personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds.

Portfolio Manager Commentary: "Bond market conditions improved during the period and the Fund was well-positioned to take advantage of declining interest rates. In addition, Minnesota's vibrant economy, strong management and substantial cash reserves supported good price performance for many of the State's bond
issuers."                                                      -- Brian Hartford

                 Colonial Minnesota Tax-Exempt Fund Performance
--------------------------------------------------------------------------------
                                               Class A      Class B   Class C(1)
Inception dates                                 9/26/86     8/4/92     8/1/97
--------------------------------------------------------------------------------
Distributions declared per share(2)             $0.407      $0.353     $0.209
--------------------------------------------------------------------------------
SEC yields on 1/31/98(3)                         4.17%       3.62%      3.91%
--------------------------------------------------------------------------------
Taxable-equivalent SEC yields(4)                 7.54%       6.55%      7.07%
--------------------------------------------------------------------------------
12-month total returns, assuming
reinvestment of all distributions and           11.04%      10.22%      3.13%(5)
no sales charge or contingent deferred
sales charge (CDSC)
--------------------------------------------------------------------------------
Net asset value per share on 1/31/98             $7.49       $7.49      $7.49
--------------------------------------------------------------------------------

(1) Class C share total return is cumulative since inception on August 1, 1997.

(2) A portion of the Fund's income may be subject to the alternative minimum tax.

(3) The 30-day SEC yields on January 31, 1998 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. If the Distributor had not waived certain Fund expenses, the SEC yield for Class C shares would have been 3.66%.

(4) Taxable-equivalent SEC yields are based on the maximum effective 44.7% federal and Minnesota income tax rates.

(5) Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or Distributor. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed.

Quality Breakdown (as of 1/31/98)
 .......................................
AAA...............................53.5%
AA................................23.5%
A..................................9.7%
BBB................................5.0%
CCC................................1.2%
Non-rated..........................6.3%
Short-term obligations.............0.8%

Top Five Sectors (as of 1/31/98)
 .......................................
General Obligations...............25.8%
Hospitals.........................16.4%
Joint Power Authority.............12.7%
Education.........................12.0%
Refunded...........................9.1%

Quality and sector breakdowns are calculated as a percentage of total investments, including short-term obligations. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality and sector breakdowns in the future.

--------------------------------------------------------------------------------

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                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I am pleased to present the annual report for Colonial Minnesota Tax-Exempt Fund. This report reflects on the investment environment for the 12 months ended January 31, 1998.

                                                                         [PHOTO]

The strength of the economy during the first quarter of 1997 led the Federal Reserve Board to raise short-term interest rates in March for the first time in two years. This action was a response to growing concern about future wage and price inflation. By mid-April, economic growth appeared to slow while inflation remained under control. During the second half of the period, interest rates declined and bond prices rose. As the year ended, there was good news for the bond markets: the smallest annual increase in inflation since 1964 and the first predicted Federal budget surplus in nearly 30 years. Strong consumer confidence, rising employment and controlled inflation point to a firm foundation for further economic expansion. However, the rate of economic growth in 1998 may be tempered by the slowdown in the Asian economies and its impact on the global marketplace.

Investments in municipal bonds outperformed most alternative fixed income investments, including Treasury bonds, on an after-tax basis during the first half of the period. However, during the second half, a seasonal surge in municipal supply combined with increased refundings caused municipal bonds to slightly underperform Treasurys, and the market's performance to lag. On a more positive note, this surge offered higher relative yields and positioned the market for positive performance in the months ahead as the supply is absorbed.

The long-term benefits of investing in any municipal bond fund include tax-free income as well as the opportunity to diversify your fixed-income portfolio. Colonial Minnesota Tax-Exempt Fund continues to offer you competitive tax-free income and the potential for long-term total return as well as an opportunity to participate in Minnesota's economic expansion.

Respectfully,


/s/ Harold W. Cogger

Harold W. Cogger
President
March 11, 1998


Because market conditions change frequently, there can be no assurance that the trends described in this report will continue.

--------------------------------------------------------------------------------

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                           PORTFOLIO MANAGEMENT REPORT

Brian Hartford is portfolio manager of Colonial Minnesota Tax-Exempt Fund. Mr. Hartford is vice president of Colonial Management Associates, Inc. and is the Quantitative Risk Manager for Colonial's tax-exempt investments.

Fund was poised to take advantage of improving investment environment

During the beginning of the period, interest rates rose in response to unanticipated strength in the auto, housing and manufacturing sectors. However, by mid-April we saw signs of improving conditions for bond prices -- economic growth was slowing and inflation continued to be low. In addition, Congress agreed to a balanced budget plan that further calmed fixed-income markets. Because many signs suggested that the rising interest rate environment was behind us, we shifted the Fund's focus to investments that were more sensitive to changes in interest rates, such as bonds with longer maturities. We expected that as rates fell, these bonds would outperform, which they did. However, near the end of the period, some of these securities became overpriced. As this became apparent, we sold some of our holdings to take advantage of the mismatch between price and value.

Fund's increased sensitivity to interest rates translated into above - average performance

The Fund generated a 12-month total return of 11.04% for Class A shares, based on net asset value. In comparison, the average Minnesota municipal bond fund as measured by Lipper Analytical Services, Inc. was 9.03%.(1) The Fund's benchmark, the Lehman Brothers Municipal Bond Index, had a total return of 10.11%. The Fund outperformed as a result of the Fund's strategic shift into a larger-than-average concentration in securities that have a relatively high sensitivity to interest rates. These bonds experienced larger price gains as interest rates declined.

Minnesota continued to enjoy top bond ratings and a vibrant economy

Minnesota's top bond rating of Aaa by Moody's Investors Service reflects the State's well-diversified and growing economy, conservative budgetary practices, significant financial reserves and low levels of debt. Despite expectations for a slowdown in economic activity, Minnesota continued to experience growth in many sectors. In 1997, estimates for the State's economic output have been revised upward, the unemployment rate remained below that of the nation, and construction and housing activity were strong, particularly in the Minneapolis/St. Paul area. Further signs of vibrant economic activity include increased corporate earnings and State tax revenue collections ahead of estimates. We believe that Minnesota's economy will continue to expand, although the tight labor supply poses a potential restriction to future growth and we will watch wage and employment activity closely.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Positive outlook ahead for the economy

We do not expect any major changes in either the national or State economy over the next few months. We believe that growth will continue, although at a slower pace than 1997. This is due in part to the financial crisis in Asia and its anticipated impact on the worldwide marketplace. However, we expect that inflation will remain subdued and that interest rates may continue to decline somewhat, as they did during the second half of the year. Declining interest rates are positive for bond prices. When interest rates go down, bond prices generally increase, and that has been the case in the current market rally. This effect has been reflected in your Fund as well, with the net asset value of your shares rising, while dividend distributions have gradually declined. With slower economic growth, low inflation and the possibility of a balanced Federal budget all forecast for 1998, we expect this trend in the bond market to continue. Even with a decreased yield, current income outpaces inflation even before the tax-exemption is factored in. In fact, the Fund's inflation-adjusted yield, in which the inflation rate is subtracted from the actual yield, is attractive by historical standards. Our goal remains unchanged: to increase your total return by carefully researching and selecting a portfolio of primarily investment-grade municipal bonds.

As the heavy level of refunding and year-end tax-exempt supply is absorbed by the market, we expect new issuance to be steady and more manageable. We could see another round of refunding issues if interest rates fall significantly lower. Currently, municipal bonds represent excellent value when compared to other fixed-income investments, including Treasury bonds, and we believe that tax-exempt bonds will continue to offer good after-tax returns.


(1) Source: Lipper Analytical Services, Inc. Lipper rankings are based on the Lipper Minnesota Municipal Debt category. The Fund's (Class A shares) ranking for the one-year period is in the 1st quartile (rated 2 out of 45 funds), in the 1st quartile for the five-year period (rated 4 out of 19 funds) and in the 3rd quartile for the 10-year period (rated 8 out of 11 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot guarantee future results.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           Colonial Minnesota Tax-Exempt Fund's Investment Performance
               Change in Value of $10,000 from 1/31/88 to 1/31/98
                     Based on NAV and POP for Class A Shares

[The following table was originally a mountain graph in the printed materials.]

CMNTEF                NAV          POP          Lehman
------                -----        -----        ------
Jan-88                10000         9525        10000
Apr-88                10048         9571        10064
Jul-88                10197         9713        10248
Oct-88                10500        10001        10627
Jan-89                10715        10206        10857
Apr-89                10855        10339        10962
Jul-89                11218        10686        11496
Oct-89                11200        10668        11488
Jan-90                11369        10829        11729
Apr-90                11445        10901        11752
Jul-90                11933        11366        12293
Oct-90                11980        11410        12341
Jan-91                12359        11772        12814
Apr-91                12602        12003        13102
Jul-91                12795        12187        13366
Oct-91                13120        12497        13842
Jan-92                13389        12753        14211
Apr-92                13544        12900        14348
Jul-92                14208        13533        15203
Oct-92                13991        13327        15004
Jan-93                14514        13825        15608
Apr-93                14963        14252        16163
Jul-93                15242        14518        16547
Oct-93                15707        14961        17117
Jan-94                16056        15293        17522
Apr-94                15229        14505        16512
Jul-94                15546        14807        16857
Oct-94                15110        14392        16371
Jan-95                15587        14846        16898
Apr-95                16179        15410        17610
Jul-95                16338        15562        18184
Oct-95                16942        16138        18800
Jan-96                17690        16850        19442
Apr-96                17097        16285        19010
Jul-96                17473        16643        19384
Oct-96                17898        17048        19872
Jan-97                18073        17214        20189
Apr-97                18100        17240        20271
Jul-97                19417        18495        21371
Oct-97                19446        18523        21560
Jan-98                20069        19116        22230

A hypothetical $10,000 investment in Class B shares made on August 4, 1992 (inception) at net asset value (NAV) would have been valued at $13,590 on January 31, 1998. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have grown to $13,490 on January 31, 1998.

A hypothetical $10,000 investment in Class C shares made on August 1, 1997 (inception) at net asset value (NAV) would have been valued at $10,313 on January 31, 1998. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have grown to $10,213 on January 31, 1998.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, and it is not possible to invest in an index.

                          Average Annual Total Returns
                             as of January 31, 1998

--------------------------------------------------------------------------------
                  Class A Shares       Class B Shares        Class C Shares(1)
Inception             9/26/86              8/4/92                8/1/97
--------------------------------------------------------------------------------
                    NAV      POP         NAV      w/CDSC      NAV     w/CDSC
--------------------------------------------------------------------------------
1 year             11.04%    5.77%      10.22%     5.22%      --       --
--------------------------------------------------------------------------------
5 years             6.70     5.66        5.90      5.58       --       --
--------------------------------------------------------------------------------
10 years (or life)  7.21     6.69        5.74      5.59      3.13%    2.13%
--------------------------------------------------------------------------------

(1) Class C share total returns are cumulative since inception on August 1, 1997.

Past performance cannot predict future results. Returns and value of an investment will vary resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Public offering price (POP) returns include the maximum sales charge of 4.75%. The applicable CDSC for Class B shares is 5% for 1 year, 2% for 5 years and 1% since inception. The CDSC for Class C shares is 1% since inception.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or Distributor. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

--------------------------------------------------------------------------------

                       INVESTMENT PORTFOLIO
                 JANUARY 31, 1998 (IN THOUSANDS)

MUNICIPAL BONDS - 96.9%                             PAR     VALUE
===================================================================
EDUCATION - 11.8%
  Education
  State Higher Education Facilities
   Authority:
   Carleton College,
                          5.000% 11/01/18       $ 2,000   $ 1,997
   Macalester College, Series 4-N,
                          5.550% 03/01/17           500       527
   St. Johns University, Series 4-L,
                          5.350% 10/01/17         1,000     1,025
  University of Minnesota,
    Series 1996-A:
                          5.750% 07/01/14           500       554
                          5.750% 07/01/17         1,000     1,106
   University of St. Thomas:
    Series 4-M,
                          5.350% 04/01/17           500       512
    Series 4-P,
                          5.375% 04/01/18           525       539
                                                         ---------
                                                            6,260
                                                         ---------

 ...................................................................
HEALTH - 16.0%
  Hospitals
  Minneapolis-St. Paul Housing &
   Redevelopment Authority, Healthspan,
   Series 1993-A,
                          4.750% 11/15/18         3,410     3,258
  Princeton,
   Fairview Hospital,
   Series 1991-C,
                          6.250% 01/01/21           300       324
  Red Wing,
   River Region Group,
   Series 1993-A:
                          6.400% 09/01/12           200       215
                          6.500% 09/01/22           300       324
  Rochester,
   Mayo Medical Center,
   Series 1992-I,
                          5.900% 11/15/09         1,000     1,133
  St. Cloud,
   St. Cloud Hospital,
   Series 1996-B,
                          5.000% 07/01/20         2,800     2,744

               Investment Portfolio/January 31, 1998
------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                             PAR     VALUE
===================================================================
HEALTH - CONT.
  Hospitals - Cont.
  St. Paul Housing & Redevelopment
   Authority, Healthcast Project:
   Series 1993-A,
                          6.625% 11/01/17         $ 250     $ 269
   Series 1997-A,
                          5.500% 11/01/09           250       257
                                                         ---------
                                                            8,524
                                                         ---------

 ...................................................................
HOUSING - 5.7%
  Assisted Living/Senior - 0.6%
  Roseville,
   Care Institute, Inc.,
   Series 1993,
                          7.750% 11/01/23           300       305
                                                         ---------

  Multi-Family - 1.6%
  Lakeville,
   Southfork Apartment Project,
   Series 1989-A,
                          9.875% 02/01/20           200       203
  Minneapolis,
   Riverplace Project,
   Series 1987-A,
                          7.100% 01/01/20           240       246
  Washington County Housing &
   Redevelopment Authority,
   Cottages of Aspen,
   Series 1992,
                          9.250% 06/01/22           180       201
  White Bear Lake,
   Birch Lake Townhomes Project,
   Series 1989-A,
                          9.750% 07/15/19           200       204
                                                         ---------
                                                              854
                                                         ---------

  Single Family - 3.5%
  Chisago & Stearns Counties,
   Series 1994-B,
                          7.050% 09/01/27         1,175     1,272
  Dakota County Housing &
   Redevelopment Authority,
   Series 1986,
                          7.200% 12/01/09            65        67

               Investment Portfolio/January 31, 1998
------------------------------------------------------------------

  Minneapolis-St. Paul Housing
   Board,
   Series 1987-C,
                          8.875% 11/01/18         $ 335     $ 346
  State Housing Finance Agency,
   Series 1988-D,
                          8.050% 08/01/18           130       135
  Washington County Housing &
   Redevelopment Authority,
   City of Cottage Grove,
   Series 1986,
                          7.600% 12/01/11            75        75
                                                         ---------
                                                            1,895
                                                         ---------

 ...................................................................
OTHER - 9.4%
  Pool/Bond Bank - 0.5%
  Minneapolis Community Development Agency,
   Series 1991-1,
                          8.000% 12/01/16           250       280
                                                         ---------

  Refunded/Escrowed (a) - 8.9%
  Burnsville, Fairview Community Hospital,
   Series 1982-A,
                            (b)  05/01/12         2,145       983
  Dakota & Washington Counties
   Housing & Redevelopment Authority,
   Series 1988,
                          8.150% 09/01/16           235       307
  Moorhead Residential,
                          7.100% 08/01/11            20        24
  Owatonna Independent School
   District No. 761, Series 1990:
                          7.100% 02/01/09           115       119
                          7.100% 02/01/10           120       124
                          7.100% 02/01/11           130       134
  Rockford Independent School
   District No. 883,
   Series A,
                          7.100% 12/15/10           400       409
  State Higher Education Facilities Authority:
   Hamline University,
   Series 3-K,
                          6.600% 06/01/08           250       274

               Investment Portfolio/January 31, 1998
------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                             PAR     VALUE
===================================================================
OTHER - CONT.
  Refunded/Escrowed (a) - Cont.
   University of St. Thomas:
    Series 2-O,
                          7.600% 10/01/07         $ 200     $ 205
    Series 3-C,
                          7.100% 09/01/10           100       109
  State Public Facilities Authority:
   Series 1989-A,
                          7.000% 03/01/09           100       105
   Series 1991-A,
                          6.950% 03/01/13           200       221
  St. Louis Park,
   Methodist Hospital,
   Series 1990-C,
                          7.250% 07/01/18           165       181
  Western Minnesota Municipal
   Power Agency,
   Series 1983-A,
                          9.750% 01/01/16         1,000     1,542
                                                         ---------
                                                            4,737
                                                         ---------

 ...................................................................
OTHER REVENUE - 8.4%
  Hotels - 0.5%
  Minneapolis,
   Holiday Inn Metrodome Project,
   Series 1997,
                          6.000% 12/01/01           250       253
                                                         ---------

  Industrial - 5.8%
  Brooklyn Park,
   TL Systems Corp.,
   Series 1991,
                         10.000% 09/01/16           255       317
  Buffalo,
   Von Ruden Manufacturing, Inc.,
   Series 1989,
                         10.500% 09/01/14           525       573
  Cloquet,
   Diamond Brands, Inc.,
                          9.000% 06/01/02           600       606
  Duluth Seaway Port Authority,
   Cargill, Inc.,
   Series 1993-A,
                          5.750% 12/01/16         1,500     1,571
                                                         ---------
                                                            3,067
                                                         ---------

               Investment Portfolio/January 31, 1998
------------------------------------------------------------------

  Paper Products - 1.5%
  Hubbard County,
   Potlach Corp.,
   Series 1987-A,
                          7.375% 08/01/13         $ 285     $ 302
  International Falls,
   Boise Cascade Corp. Project,
                          5.650% 12/01/22           500       515
                                                         ---------
                                                              817
                                                         ---------

  Recreation - 0.6%
  Metropolitan Council,
   Hubert H. Humphrey Metrodome,
   Series 1992,
                          6.000% 10/01/09           300       323
                                                         ---------

 ...................................................................
TAX-BACKED - 30.7%
  Local Appropriated - 1.5%
  Hibbing Economic Development
   Authority Lease,
                          6.400% 02/01/12           300       313
  Minneapolis Special School District,
   Series 1998-A,
                          4.750% 02/01/18           500       481
                                                         ---------
                                                              794
                                                         ---------

  Local General Obligations - 23.2%
  Bagley Independent School
   District No. 162,
   Series 1994,
                          4.850% 02/01/12           750       753
  Brainerd Independent School
   District No. 181,
   Series 1991-A,
                          7.000% 06/01/11           200       217
  Columbia Heights Independent
   School District No. 13,
                          5.250% 02/01/17         1,755     1,792
  Delano Independent School
   District No. 879,
   Series 1990:
                          7.250% 02/01/09           100       109
                          7.250% 02/01/10           100       109
  Minneapolis St. Paul Metropolitan
   Airports Commission,
   Series 7,
                          7.800% 01/01/11           300       316

               Investment Portfolio/January 31, 1998
------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                             PAR     VALUE
===================================================================
TAX-BACKED - CONT.
  Local General Obligations - Cont.
  New Prague Independent School
   District No. 721,
   Series 1996-A,
                          5.000% 02/01/16       $ 2,000   $ 2,004
  New York Mills Independent School
   District No. 553,
   Series 1992-A,
                          6.850% 02/01/18           210       229
  North St. Paul & Maplewood Unified
   School District,
   Series 1996-A,
                          5.125% 02/01/25         2,000     2,002
  Roseau Independent School
   District No. 682,
   Series 1991,
                          7.000% 02/01/14           200       212
  Rosemount Independent School
   District No. 196,
   Series 1994-B,
                            (b)  06/01/10         2,765     1,564
  St. Cloud Hydroelectric,
   Series 1996-D,
                          5.250% 12/01/18         2,000     2,023
  Waseca Independent School
   District No. 829,
                          5.500% 04/01/17         1,000     1,034
                                                         ---------
                                                           12,364
                                                         ---------

  State Appropriated - 4.1%
  State,
   Duluth Airport,
   Series 1995-B,
                          6.250% 08/01/14         2,000     2,170
                                                         ---------

  State General Obligations - 1.9%
  State,
   Series 1995,
                          5.250% 08/01/14         1,000     1,027
                                                         ---------

               Investment Portfolio/January 31, 1998
------------------------------------------------------------------

TRANSPORTATION - 1.2%
  Transportation
  St. Paul Port Authority,
   Series F:
                          9.125% 12/01/00          $ 25      $ 25
                          9.125% 12/01/01            25        26
                          9.125% 12/01/02            25        25
                          9.125% 12/01/14           575       548
                                                         ---------
                                                              624
                                                         ---------

 ...................................................................
UTILITY - 13.7%
  Investor Owned - 0.8%
  Anoka County,
   United Power Association,
   Series 1987-A,
                          6.950% 12/01/08           400       430
                                                         ---------

  Joint Power Authority - 12.4%
  Northern Municipal Power Agency,
   Minnesota Power & Light Co.,
   Series 1989-A,
                          7.250% 01/01/16           700       733
  Southern Minnesota Municipal
   Power Agency:
   Series 1993-A:
                          4.750% 01/01/16         2,000     1,944
                          5.000% 01/01/12           750       751
   Series 1994-A,
                            (b)  01/01/27         9,500     2,183
   Series A,
                          5.000% 01/01/16         1,000       992
                                                         ---------
                                                            6,603
                                                         ---------

  Water & Sewer - 0.5%
  St. Paul,
   Series 1988-A,
                          8.000% 12/01/08           250       261
                                                         ---------

TOTAL MUNICIPAL BONDS  (cost of $47,572)                   51,588
                                                         ---------

OPTIONS - 0.0%                                 CONTRACTS
===================================================================
  March 1998 Treasury Bond Put,
  Strike price 116, Expiration 02/21/98
  (cost of $33)                                   3,800         1

               Investment Portfolio/January 31, 1998
------------------------------------------------------------------
OPTIONS - CONT.                                CONTRACTS    VALUE
===================================================================
  March 1998 Treasury Bond Put,
  Strike price 118, Expiration 02/21/98
  (cost of $30)                                   4,000       $ 2
                                                         ---------

TOTAL OPTIONS (cost of $63)                                     3
                                                         ---------

TOTAL INVESTMENTS - 96.9% (cost of $47,635) (c)            51,591
                                                         ---------

SHORT-TERM OBLIGATIONS - 0.8%                       PAR
===================================================================
VARIABLE RATE DEMAND NOTES (d)
  CA Newport Beach Presbyterian
   Hospital, Series 1992,
                          3.600% 10/01/22         $ 400       400
                                                         ---------

OTHER ASSETS & LIABILITIES, NET - 2.3%                      1,247
===================================================================

NET ASSETS - 100.0%                                      $ 53,238
                                                         =========

NOTES TO INVESTMENT PORTFOLIO:
===================================================================

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(b)   Zero coupon bond.
(c)   Cost for federal income tax purposes is the same.
(d) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 1998.

See notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
                                JANUARY 31, 1998

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $47,635)                    $ 51,591
Short-term obligations                                      400
                                                     -----------
                                                         51,991
Receivable for:
  Investments sold                         $ 1,168
  Interest                                     735
  Fund shares sold                              57
Other                                           99        2,059
                                         ----------  -----------
    Total Assets                                         54,050

LIABILITIES
Payable for:
  Investments purchased                        479
  Distributions                                200
  Fund shares repurchased                      121
  Payable to Adviser                             6
Accrued:
  Deferred Trustees fees                         3
Other                                            3
                                         ----------
    Total Liabilities                                       812
                                                     -----------

NET ASSETS                                             $ 53,238
                                                     ===========

Net asset value & redemption price per share -
Class A ($32,824/4,380)                                   $7.49
                                                     ===========
Maximum offering price per share - Class A
($7.49/0.9525)                                            $7.86(a)
                                                     ===========
Net asset value & offering price per share -
Class B ($20,278/2,706)                                   $7.49(b)
                                                     ===========
Net asset value & offering price per share -
Class C ($136/18)                                         $7.49(b)
                                                     ===========

COMPOSITION OF NET ASSETS
Capital paid in                                        $ 49,603
Undistributed net investment income                           7
Accumulated net realized loss                              (328)
Net unrealized appreciation                               3,956
                                                     -----------
                                                       $ 53,238
                                                     ===========

(a)   On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                            STATEMENT OF OPERATIONS

                       FOR THE YEAR ENDED JANUARY 31, 1998

(in thousands)
INVESTMENT INCOME
Interest                                                $ 3,112

EXPENSES
Management fee                               $ 265
Service fee                                     84
Distribution fee - Class B                     147
Distribution fee - Class C                      (a)
Transfer agent                                  85
Bookkeeping fee                                 28
Registration fee                                18
Custodian fee                                    5
Audit fee                                       22
Trustees fee                                    11
Reports to shareholders                          3
Legal fee                                        7
Other                                           11
                                         ----------
                                               686
Fees and expenses waived or borne
  by the Adviser                               (58)
Fees waived by the Distributor -
  Class C                                       (a)         628
                                         ----------  -----------
       Net Investment Income                              2,484
                                                     -----------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                  630
  Closed futures contracts                    (151)
                                         ----------
    Net Realized Gain                                       479
Net unrealized appreciation
  during the period on:
  Investments                                2,464
  Open futures contracts                        10
                                         ----------
    Net Unrealized Appreciation                           2,474
                                                     -----------
       Net Gain                                           2,953
                                                     -----------
Increase in Net Assets from Operations                  $ 5,437
                                                     ===========

(a) Rounds to less than one.

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                             Year ended January 31
                                         =======================
INCREASE (DECREASE) IN NET ASSETS           1998 (a)       1997
Operations:
Net investment income                      $ 2,484      $ 2,718
Net realized gain                              479          156
Net unrealized appreciation (depreciation)   2,474       (1,821)
                                         ----------  -----------
    Net Increase from Operations             5,437        1,053
Distributions:
From net investment income - Class A        (1,658)      (1,850)
From net realized gains - Class A             (201)          --
From net investment income - Class B          (825)        (856)
From net realized gains - Class B             (122)          --
From net investment income - Class C            (2)          --
From net realized gains - Class C               (1)          --
                                         ----------  -----------
                                             2,628       (1,653)
                                         ----------  -----------
Fund Share Transactions :
Receipts for shares sold - Class A           2,735        4,533
Value of distributions reinvested - Class A  1,237        1,255
Cost of shares repurchased - Class A        (7,779)      (6,290)
                                         ----------  -----------
                                            (3,807)        (502)
                                         ----------  -----------
Receipts for shares sold - Class B           1,912        2,571
Value of distributions reinvested - Class B    639          564
Cost of shares repurchased - Class B        (2,644)      (2,274)
                                         ----------  -----------
                                               (93)         861
                                         ----------  -----------
Receipts for shares sold - Class C             132            --
Value of distributions reinvested - Class C      3            --
                                         ----------  -----------
                                               135            --
                                         ----------  -----------
Net Increase (Decrease) from Fund Share
  Transactions                              (3,765)         359
                                         ----------  -----------
        Total Decrease                      (1,137)      (1,294)

NET ASSETS
Beginning of period                         54,375       55,669
                                         ----------  -----------
End of period (including undistributed
  net investment income of $7 and $4,
  respectively)                           $ 53,238     $ 54,375
                                         ==========  ===========

(a)   Class C shares were initially offered on August 1, 1997.

Statement of Changes in Net Assets continued on following page.
See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

(in thousands)                                   Year ended January 31
                                                 =====================
NUMBER OF FUND SHARES                             1998 (a)       1997
Sold - Class A                                        378         635
Issued for distributions reinvested - Class A         170         177
Repurchased - Class A                              (1,074)       (886)
                                                 ---------   ---------
                                                     (526)        (74)
                                                 ---------   ---------
Sold - Class B                                        262         362
Issued for distributions reinvested - Class B          88          80
Repurchased - Class B                                (363)       (320)
                                                 ---------   ---------
                                                      (13)        122
                                                 ---------   ---------
Sold - Class C                                         18          --
Issued for distributions reinvested - Class C          (b)         --
                                                 ---------   ---------
                                                       18          --
                                                 ---------   ---------

(a)   Class C shares were initially offered on August 1, 1997.
(b)   Rounds to less than one.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 1998

NOTE 1. ACCOUNTING POLICIES
 ................................................................................

Organization: Colonial Minnesota Tax-Exempt Fund (the Fund), a series of Colonial Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Minnesota state personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Effective August 1, 1997, the Fund began offering Class C shares which are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

                 Notes to Financial Statements/January 31, 1998
--------------------------------------------------------------------------------
NOTE 1.  ACCOUNTING POLICIES - CONT.
 ................................................................................

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

Determination of class net asset values and financial highlights: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares.

Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

Interest income, debt discount and premium: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

Distributions to shareholders: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
 ................................................................................

Management fee: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's pro rata portion of the combined average net assets of the funds constituting Trust V as follows:

                 Notes to Financial Statements/January 31, 1998
--------------------------------------------------------------------------------

              Average Net Assets             Annual Fee Rate
              ------------------             ---------------
               First $2 billion                  0.50%
               Over $2 billion                   0.45%

Bookkeeping fee: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

Transfer agent: Colonial Investors Service Center, Inc. (the Transfer Agent) an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee was reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

Underwriting discounts, service and distribution fees: Liberty Financial Investments, Inc., formerly Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended January 31 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $4,874 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $62,667 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually. The plan also requires the payment of a service fee to the Distributor as follows:

                  Valuation of shares                Annual
               outstanding on the 20th of             Fee
              each month which were issued           Rate
              ----------------------------           ----
              Prior to November 30, 1994             0.10%
              On or after December 1, 1994           0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense limits: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.75% annually of the Fund's average net assets.

                 Notes to Financial Statements/January 31, 1998
--------------------------------------------------------------------------------
NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
 ................................................................................

Other: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
 ................................................................................

Investment activity: For the year ended January 31, 1998, purchases and sales of investments, other than short-term obligations, were $9,801,282 and $14,928,654, respectively.

Unrealized appreciation (depreciation) at January 31, 1998, based on cost of investments for both financial statement and federal income tax purposes was:

              Gross unrealized appreciation   $ 4,065,146
              Gross unrealized depreciation      (109,216)
                                              ------------
                Net unrealized appreciation   $ 3,955,930
                                              ===========

Other: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks, which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to different trading hours or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4.  LINE OF CREDIT
 ................................................................................

The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one

                 Notes to Financial Statements/January 31, 1998
--------------------------------------------------------------------------------

of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended January 31, 1998.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                      Year ended January 31
                                               =================================================================
                                                              1998                                 1997
                                               Class A      Class B      Class C (b)        Class A      Class B
                                               -------      -------      -------            -------      -------
Net asset value -
   Beginning of period                         $ 7.130      $ 7.130      $ 7.470            $ 7.350      $ 7.350
                                               -------      -------      -------            -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income(a)                                      0.362        0.308        0.163(c)           0.369        0.316
Net realized and
  unrealized gain (loss)                         0.405        0.405        0.066             (0.222)      (0.222)
                                               -------      -------      -------            -------      -------
   Total from Investment
      Operations                                 0.767        0.713        0.229              0.147        0.094
                                               -------      -------      -------            -------      -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
  investment income                             (0.362)      (0.308)      (0.164)            (0.367)      (0.314)
From net
  realized gains                                (0.045)      (0.045)      (0.045)                --           --
                                               -------      -------      -------            -------      -------
Total Distributions
  Declared to
  Shareholders                                  (0.407)      (0.353)      (0.209)            (0.367)      (0.314)
                                               -------      -------      -------            -------      -------
Net asset value -
   End of period                               $ 7.490      $ 7.490      $ 7.490            $ 7.130      $ 7.130
                                               =======      =======      =======            =======      =======
Total return(d)(e)                               11.04%       10.22%        3.13%(f)           2.16%        1.40%
                                               =======      =======      =======            =======      =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                          0.91%(g)     1.66%(g)     1.36%(c)(g)(h)     0.90%(g)     1.65%(g)
Net investment
   income                                         4.97%(g)     4.22%(g)     4.40%(c)(g)(h)     5.19%(g)     4.44%(g)
Fees and expenses
   waived or borne
   by the Adviser                                 0.11%(g)     0.11%(g)     0.12%(g)(h)        0.13%(g)     0.13%(g)
Portfolio turnover                                  19%          19%          19%                27%          27%
Net assets at end
  of period (000)                              $32,824      $20,278      $   136            $34,986      $19,389

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:

                                               $ 0.008      $ 0.008      $ 0.008            $ 0.009      $ 0.009

(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(c) Net of fees waived by the Distributor which amounted to $ 0.011 per share and 0.30%.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)   Not annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

                            Year ended January 31
              =================================================
                        1996                        1995
              Class A        Class B        Class A     Class B
              -------        -------        -------     -------

              $ 6.840        $ 6.840        $ 7.480     $ 7.480
              -------        -------        -------     -------


                0.384          0.332          0.415       0.363

                0.516          0.516         (0.642)     (0.642)
              -------        -------        -------     -------

                0.900          0.848         (0.227)     (0.279)
              -------        -------        -------     -------


               (0.390)        (0.338)        (0.413)     (0.361)

                   --             --             --          --
              -------        -------        -------     -------


               (0.390)        (0.338)        (0.413)     (0.361)
              -------        -------        -------     -------

              $ 7.350        $ 7.350        $ 6.840     $ 6.840
              =======        =======        =======     =======
                13.50%         12.66%         (2.92)%     (3.65)%
              =======        =======        =======     =======

                 0.85%(g)       1.60%(g)       0.72%       1.47%

                 5.41%(g)       4.66%(g)       5.98%       5.23%


                 0.24%(g)       0.24%(g)       0.26%       0.26%
                   42%            42%            26%         26%

              $36,586        $19,083        $35,846     $14,731


              $ 0.016        $ 0.016        $ 0.018     $ 0.018

(g) The benefits derived from custody credits and directed brokerage arrange-ments had no impact. Prior years' ratios are net of benefits received, if any.
(h)   Annualized.

-----------------------------------------------------------------
    Federal Income Tax Information (unaudited)
    Approximately 99.97% of the income distributions will be treated as exempt for federal income tax purposes.
-----------------------------------------------------------------

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                              Year ended January 31
                                              =====================
                                                       1994
                                               Class A     Class B
                                               -------     -------
Net asset value -
   Beginning of period                         $ 7.160     $ 7.160
                                               -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                        0.419       0.364
Net realized and
  unrealized gain (loss)                         0.323       0.323
                                               -------     -------
   Total from Investment
     Operations                                  0.742       0.687
                                               -------     -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
  income                                        (0.422)     (0.367)
                                               -------     -------
Net asset value -
   End of period                               $ 7.480     $ 7.480
                                               =======     =======
Total return (b)(c)                              10.62%       9.81%
                                               =======     =======

RATIOS TO AVERAGE NET ASSETS
Expenses                                          0.82%       1.57%
Net investment income                             5.69%       4.94%
Fees and expenses
  waived or borne
  by the Adviser                                  0.20%       0.20%
Portfolio turnover                                   9%          9%
Net assets at end
  of period (000)                              $41,326     $10,317

(a)   Net of fees and expenses waived or borne by the Adviser which amounted to:
                                               $ 0.015     $ 0.015
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST V AND THE SHAREHOLDERS OF
   COLONIAL MINNESOTA TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Minnesota Tax-Exempt Fund (the "Fund") (a series of Colonial Trust V) at January 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at January 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts
March 11, 1998

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial Investors Service Center directly at 1-800-345-6611.

Affordable Additional Investments: Add to your account with as little as $50 on most funds; $25 for an IRA account.

Free Exchanges(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Financial Investments, Inc. by phone or mail.

Easy Access to Your Money(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

One-Year Reinstatement Privilege: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Financial Investments of the same share class without any penalty or sales charge.

Fundamatic: Make periodic investments as low as $50 from your checking account to your Fund account.

Systematic Withdrawal Plan (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

Automated Dollar Cost Averaging: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Financial Investments. Minimum for each transfer is $100.

Retirement Plans: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL
BY TELEPHONE

Customer Connection - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information ............press  1

For account information .............................................press  2

To speak to a service representative ................................press  3

For yield and total return information ..............................press  4

For duplicate statements or new supply of checks ....................press  5

To order duplicate tax forms and year-end statements ................press  6
(February through May)

To review your options at any time during your call  ................press  *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

Colonial Telephone Transaction Department - 1-800-422-3737

To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

Literature - 1-800-426-3750

To request literature on any fund distributed by Liberty Financial Investments, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

Transaction Confirmations: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

Quarterly Statements: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

Liberty Financial Investments Investor Opportunities: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

Tax Forms and Year-End Tax Guide: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

Average Cost Basis Statements: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

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                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Minnesota Tax-Exempt Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Colonial Minnesota Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Minnesota Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives, and operating policies of the Fund.

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                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

[LOGO] LIBERTY FINANCIAL INVESTMENTS, INC. (C) 1998

       Distributor for Colonial Funds, Stein Roe Advisor Funds and Newport Funds One Financial Center, Boston, MA 02111-2621

       Visit us at www.libertyfunds.com          MN-02/793E-0198 M (3/98) 98/234

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